UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Tully’s Coffee Corporation

(Name of Registrant as Specified In Its Charter)

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TULLY’S COFFEE CORPORATION

3100 Airport Way South

Seattle, Washington 98134

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 25, 2004

Dear Shareholder:

The Annual Meeting of Shareholders of Tully’s Coffee Corporation (“Tully’s” or the “Company”) will be held at the Museum of Flight, 9404 East Marginal Way South in Seattle, Washington, on March 25, 2004 at 8:00 a.m. for the following purposes:

1.    To elect directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.    To ratify the appointment of Moss Adams LLP as our independent accountants for the fiscal year ending March 28, 2004, and

3.    To conduct any other business that may properly come before the meeting or any adjournment thereof.

If you were a shareholder of record on January 22, 2004, you will be entitled to vote on these matters. A list of shareholders as of the record date will be available for shareholder inspection at the Company’s offices, 3100 Airport Way South, Seattle, Washington, during ordinary business hours from March 15, 2004, until the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

At the meeting, you will have an opportunity to ask questions about the Company and the current state of our business. Regardless of the number of shares you own, your vote is important. Please sign, date and return the proxy card in the enclosed envelope at your earliest convenience.

Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

Whether or not you expect to attend in person, we urge you to vote your proxy by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope. Voting your proxy will ensure the presence of a quorum at the meeting and will save the Company the expense and extra work of additional solicitation. Voting your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

The board of directors unanimously recommends that you vote for all of the proposals.

We look forward to seeing you. Thank you for your ongoing support of and interest in Tully’s.

By order of the board of directors,

Tom T. O’Keefe Chairman of the Board

Anthony J. Gioia President and Chief Executive Officer

Seattle, Washington

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date, and return the enclosed proxy card at your earliest convenience. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose.

TULLY’S COFFEE CORPORATION

3100 Airport Way South

Seattle, Washington 98134

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

To Be Held March 25, 2004

8:00 a.m.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of Tully’s Coffee Corporation is soliciting your proxy to vote at the Fiscal Year 2003 Annual Meeting of Shareholders, to be held on Thursday, March 25, 2004, at 8:00 a.m., or at any adjournment thereof, for the purposes described in this proxy statement and the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Museum of Flight, 9404 East Marginal Way South in Seattle, Washington.

We mailed this proxy statement and the accompanying proxy card on or about March 1, 2004, to all shareholders entitled to vote their shares at the Annual Meeting.

This proxy statement describes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card.

Who can vote at the Annual Meeting?

Our board of directors has fixed January 22, 2004, as our “record date” for determining shareholders entitled to vote at the Annual Meeting. If you owned shares of our common stock, Series A Convertible Preferred Stock (“Series A Stock”) or Series B Convertible Preferred Stock (“Series B Stock”) at the close of business on January 22, 2004, then you are entitled to receive notice of, and to vote the shares that you owned as of the record date at, the Annual Meeting.

As of January 22, 2004, there were outstanding and entitled to vote at the Annual Meeting:

•	16,469,187 shares of our common stock;

•	15,378,264 shares of our Series A Stock; and

•	4,990,709 shares of our Series B Stock.

How many votes do I have?

You have one vote for each share of Tully’s common stock and Series B Stock that you owned on the record date and 1.11 votes for each share of Series A Stock that you owned on the record date. The proxy card will indicate the number of shares, of which you are owner of record as of the record date.

Holders of our common stock, Series A Stock, and Series B Stock will vote together, as a single class, on the proposals submitted to the shareholders.

Holders of our Series A Stock may exercise cumulative voting rights with respect to the election of directors by following the instructions on the proxy card. Cumulative voting means that each holder of our Series A Stock will be entitled to 7.77 votes for each share held (representing 1.11 votes per share, multiplied by the seven board positions being elected). Each holder of our Series A Stock may give one nominee all the votes such shareholder is entitled to cast, or may distribute such votes among as many nominees as such shareholder chooses. Unless the proxyholders are otherwise instructed, holders of our Series A Stock, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

How do I vote by proxy?

If you properly cast your vote by completing, executing and returning the proxy card in the enclosed, self-addressed and stamped envelope, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions by your “proxy” (one of the individuals named on your proxy card). If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board as follows:

•	“FOR” electing the seven nominees for director; and

•	“FOR” ratifying of Moss Adams LLP as our independent accountants for the fiscal year ending March 28, 2004 (“Fiscal 2004”).

If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his best judgment. At the time we mailed this Proxy Statement to you, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

May I revoke my proxy?

Yes. You may change your mind after you send in your proxy card by following any one of the following three procedures. To revoke your proxy:

1.    Send in another signed proxy, which must be received by us no later than March 24, 2004;

2.    Send a letter revoking your proxy to us at our offices in Seattle, Washington, which must be received by us no later than March 24, 2004; or

3.    Attend the Annual Meeting and vote in person.

Attendance at the meeting will not, by itself, revoke your proxy.

What is the quorum requirement for the Annual Meeting?

The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner or (2) the broker lacks discretionary voting power to vote such shares.

How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee authorizing you to vote the shares on behalf of the nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on January 22, 2004, the record date for voting.

What vote is required to approve each proposal?

The seven nominees for director who receive the most votes will be elected by the holders of our common stock, Series A Stock, and Series B Stock, voting together as a single class. If you do not vote for a nominee, or you indicate “withhold authority to vote” for a nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

The ratification vote regarding the appointment of Moss Adams LLP as independent accountants is advisory. A majority of the shares which are voted by holders of our common stock, Series A Stock, and Series B Stock, voting together as a single class, will be considered as a favorable advisory vote to ratify Moss Adams LLP as our accountants for Fiscal 2004. If you abstain from voting on this proposal or if you do not vote on this proposal it will have no effect on this vote.

Can my shares be voted if I don’t return my proxy card and I don’t attend the Annual Meeting?

Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its “street” name, the broker may vote your shares on routine matters even if it does not receive instructions from you. If your broker does not have discretion to vote your shares held in street name on a particular proposal and you don’t give your broker instructions on how to vote your shares, the votes will be “broker non-votes.”

Abstentions and broker non-votes will have no effect on the election of directors or the ratification of the appointment of Moss Adams LLP as the Company’s independent accountants for Fiscal 2004.

Who will pay the costs of soliciting these proxies?

The Company will pay all the costs of soliciting proxies from our shareholders. Although we are mailing these proxy materials, our directors, officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. No additional compensation will be paid to directors, officers or other employees for their assistance in soliciting proxies from our shareholders. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

1.    PROPOSAL ONE: ELECTION OF DIRECTORS

The authorized number of directors of the Company is currently set at seven. The board of directors has nominated the seven directors of the Company identified below for election as directors at the Annual Meeting. Each nominee elected as a director will serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors. Holders of our Series A Stock may exercise cumulative voting rights with respect to the election of directors by following the instructions on the proxy card. Cumulative voting means that each holder of our Series A Stock will be entitled to the number of votes equal to (i) the number of shares of Series A Stock owned of record by such holders times (ii) the number of directors to be elected at the Annual Meeting (seven) times (iii) 1.11, or 7.77 votes for each share held. Each holder of our Series A Stock may give one nominee all the votes such shareholder is entitled to cast, or may distribute such votes among as many nominees as such shareholder chooses. Unless the proxyholders are otherwise instructed, holders of our Series A Stock, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee designated by the board of directors. Each person nominated for election has agreed to serve if elected, and the board of directors has no reason to believe that any nominee will be unable to serve.

The names of the nominees of the board of directors and certain information about them are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF

THE NOMINEES NAMED BELOW.

Name of Nominee	Age	Position with the Company	Director Since
Tom T. O’Keefe(3)	49	Chairman of the Board	1992
Anthony J. Gioia(3)	53	Chief Executive Officer, President and Director	2002
Arthur W. Buerk(2)	67	Director	2002
Marc Evanger(2)	49	Director	1999
Larry A. Culver(1)	62	Director	1998
Lawrence L. Hood(1)(3)	45	Director	1994
George Hubman(2)	60	Director	1994

(1)	Member of the audit committee

(2)	Member of the compensation committee

(3)	Member of the governance and nominating committee

Nominees

There are no family relationships among any of the directors or executive officers of Tully’s Coffee Corporation. The principal occupation for the last five years of each nominee for director of Tully’s Coffee Corporation, as well as other information, is set forth as follows:

Tom T. O’Keefe—Chairman of the Board, Founder.    Tom T. O’Keefe founded Tully’s in 1992 and has served as a director and chairman of the board since that date. Mr. O’Keefe served as chief executive officer of Tully’s from 1992 until March 2001. Mr. O’Keefe is also president and chief executive officer of O’Keefe Development Corporation, a real estate development and investment firm he founded. Tom and his wife Cathy have been actively involved in local and national community organizations for over 20 years. In 1983, the O’Keefe’s co-founded the Patrons of Cystic Fibrosis, a local guild of volunteers working to support cystic fibrosis research in Washington. Mr. O’Keefe is a previous national board member, a former president and event chairman of the Cystic Fibrosis Foundation. Tom and Cathy are the recipients of the 1996 Breath of Life Award from the Patrons of Cystic Fibrosis and 2000 Living and Giving Award in from the Juvenile Diabetes Foundation of Seattle. Mr. O’Keefe’s charitable efforts focus largely on children in the community. Mr. O’Keefe is presently serving as a board member to the Boys and Girls Club of Bellevue, Children’s Hospital Foundation, and Virginia Mason Hospital. He is on the Board of Governors of the Columbia Tower Club and is the Chairman of the capital campaign and a board member for the Museum of Flight.

Anthony J. Gioia—President and Chief Executive Officer and Director.    Mr. Gioia was named president and CEO of Tully’s in May of 2002, and was also appointed a director of the Company. Prior to joining Tully’s, Mr. Gioia was the president, CEO, and a director of Southwest Supermarkets, LLC (“SWS”) in Phoenix, AZ, from 1999 to December 2001. SWS was one of the leading ethnic grocery chains in the southwest with 38 stores, generating approximately $300 million in annual revenue and was owned by a leveraged buy-out firm. In December 2001, SWS was sold to another supermarket chain through a reorganization under Chapter 11. From 1990 to 1998, Mr. Gioia served at Baskin-Robbins, USA in Glendale, Calif., and was an officer of Dunkin’ Donuts, in Randolph, Mass., both divisions of Allied Domecq, QSR, where he held the positions of senior vice president and then president of Baskin-Robbins. Mr. Gioia co-founded Wolfgang Puck Food Company in Santa Monica, Calif., where he held the position of chief operating officer (COO) until 1990.

Arthur W. Buerk—Director.    Mr. Buerk founded Buerk Dale Victor LLC (“BDV”), formerly known as Buerk Craig Victor LLC, a Seattle-based private capital firm, in 1999 and serves as its managing director. BDV has invested in many Pacific Northwest companies, including Door To Door Storage, Vanson Halosource, and

Performant, Inc. Mr. Buerk was founder and director of Intermation, a records storage management service that was sold to Iron Mountain in 1998. Mr. Buerk also serves as a director for Adinfonitum, Davidson Trust Co. and Door to Door Storage. From February 2002 to August 2002, Mr. Buerk was a director of Cost-U-Less. Mr. Buerk is involved in various civic organizations, including the University of Washington as a Business School Advisory Board Member, Founder of the Program for Entrepreneurship and Innovation, and also serves as Harvard Business School Chief Class Secretary and is a Rotary Foundation Past President. Mr. Buerk has served as a director since September 2002.

Marc Evanger—Director.    Mr. Evanger served as interim president and chief executive officer of Tully’s from July 2001 through May 2002. Mr. Evanger has been a director of the Company since March 1999. Mr. Evanger joined Tully’s in December 1998 as vice president of corporate planning and development, a part-time position. From 1984 to 1998, Mr. Evanger was with Quality Food Centers (QFC), a regional supermarket company, and served as senior vice president of finance and administration and chief financial officer from 1987 to 1998. From 1978 to 1984, Mr. Evanger was with Price Waterhouse. Mr. Evanger is currently a director of Car Toys, Inc., a retailer of specialty automotive sound systems and cellular, Childhaven, Families Northwest, and the Boys & Girls Club of Bellevue and is active in other charitable and community activities.

Larry A. Culver—Director.    Mr. Culver founded Inn Ventures, Inc., a hotel development and management company, in 1982. Mr. Culver has been recognized by numerous organizations for his accomplishments and innovative leadership including being the recipient of the “Inn of the Year Award”, “Hotelier of the Year Award” and a finalist for several of Marriott International’s highest awards. He serves on various boards of directors of civic and charity groups such as Big Brothers and Big Sisters of King County (past president, board of directors, and executive committee); Washington State University’s Board of Trustees; Washington State University’s Foundation; and Washington State University’s Advisory Board for School of HRA. Mr. Culver has served as a director of Tully’s since February 1998. Mr. Culver has expressed his intention to retire from the board of directors in 2004, but has agreed to remain on the board of directors and audit committee until the appointment or election of a “financial expert” to the board of directors and audit committee.

Lawrence L. Hood—Director.    Mr. Hood is a principal and managing partner of Pacific Portfolio Consulting, L.P., an independent, fee only investment advisory firm. Between 1987 and 1992, Mr. Hood was a principal in charge of the investment division of Kibble & Prentice, Inc., a regional financial services firm. Mr. Hood served as a director for A-Sport, Inc., a manufacturer and distributor of water sports brands and snowboards and is a past member of the Charles Schwab Advisory Board. Mr. Hood has served as a director of Tully’s since February 1994.

George Hubman—Director.    Mr. Hubman retired as vice president of sales and marketing at WRQ in December 1993. Mr. Hubman was co-founder of WRQ and held that position since the company’s formation in 1981. Prior to WRQ, Mr. Hubman’s career included sales positions with Hewlett Packard and IBM. He currently sits on the boards of directors of Horizon Broadcasting and Childhaven. He is a past president of Washington State University’s College of Business and Economics advisory committee. Mr. Hubman has served as director of Tully’s since February 1994.

Non-Director Executive Officer:

Kristopher S. Galvin—Vice President, Chief Financial Officer and Secretary.    Mr. Galvin joined Tully’s in February 2002 as vice president, chief financial officer and secretary. From 1995 to December 2001, Mr. Galvin served first as CFO for Deposit Payment Protection Systems, Inc. (a subsidiary of Deluxe Corporation) for five years and in 2001 became Vice President for Retail Product Management for a company spun-off from Deluxe Corporation, eFunds Corporation, which provides electronic payment and risk management services to major retailers and financial institutions. Previously, he was CFO of three Pacific Northwest retail chains- Pay’n Save Drug Stores (1984-1992), Seattle Lighting Fixture Co. (1992-1994) and Ballard Computer (1994-1995). During 1975 to 1984 he was a CPA with the audit practice of Price Waterhouse.

Board Meetings and Committees

The board of directors met 11 times during the 52-week period ended March 30, 2003 (“Fiscal 2003”). One current director and one former director each participated in fewer than 75% of the total number of meetings of the board and of all committees of the board on which they served.

The board has an audit committee, a compensation committee, and a governance and nominating committee.

Audit Committee.    The audit committee meets at least quarterly with the Company’s management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the board the independent accountants to be retained and receive and consider the accountants’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During Fiscal 2003, the audit committee was composed of its current two members, Messrs. Culver and Hood, each of whom is an independent director within the meaning of the NASDAQ Stock Market Marketplace Rules, and other directors prior to their retirement from the board of directors during Fiscal 2003. The audit committee met nine times during Fiscal 2003. The board of directors has adopted a charter governing the duties and responsibilities of the audit committee, which charter was filed with the proxy statement for the fiscal year 2001 annual meeting of shareholders. The audit committee’s report for Fiscal 2003 is set forth below beginning on page 7.

Compensation Committee.    The compensation committee makes recommendations to the board regarding salaries, incentives and other forms of compensation for our officers and other key employees, and administers policies relating to compensation and benefits, including the Company’s 1994 Stock Option Plan (the “Plan”). The compensation committee’s report on executive compensation for Fiscal 2003 is set forth below beginning on page 12. The compensation committee is composed of Messrs. Evanger, Hubman, and Buerk and met six times during Fiscal 2003.

Governance and Nominating Committee.    The governance and nominating committee recommends to the board of directors the slate of director nominees to be proposed by the board for election by the shareholders, any director nominees to be elected by the board to fill interim director vacancies, and the directors to be selected for membership on and chairmanship of the committees of the board. In addition, this committee addresses general corporate governance matters on behalf of the board. The governance and nominating committee is composed of Mr. Hood (who is an independent director) and Messrs., O’Keefe, and Gioia (who are not “independent directors” within the meaning of the NASDAQ Stock Market Marketplace Rules), and met five times during Fiscal 2003. The governance and nominating committee has no written charter at this time.

The following are among the guidelines considered by the Company’s governance and nominations committee and the board when evaluating candidates for nomination to the board of directors.

Members of the board of directors should have:

•	high professional and personal ethics and values, consistent with the Company’s philosophy,

•	broad experience at the policy-making level in business and/or public interest,

•	ability to provide insights and practical wisdom based on their experience and expertise,

•	commitment to enhancing shareholder value, and

•	sufficient time to effectively carry out their duties; their service on other boards of public companies should be limited to a reasonable number.

The governance and nominating committee identifies, investigates and recommends prospective directors to the board with the goal of creating a balance of knowledge, experience and diversity. Candidates for director nominees are reviewed in the context of the current composition of the board, the operating requirements of the Company and the long-term interests of shareholder. In conducting this assessment, the committee considers experience, diversity, industry and technical expertise, and such other factors as it deems appropriate given the current needs of the board and the Company, to maintain a balance of knowledge, experience and capability.

Report of the Audit Committee

To the Board of Directors of Tully’s Coffee Corporation:

The audit committee of the board of directors (the “audit committee”) is composed of independent directors and operates pursuant to a written charter adopted by the board of directors. The audit committee is responsible for overseeing the Company’s financial reporting process on behalf of the board of directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended March 30, 2003. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, we have discussed with the independent auditors their independence with respect to the Company and considered whether their provision of non-audit services is compatible with maintaining their independence. We have determined that the provision of such services does not impair the auditors’ independence. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board.

Based on the reviews and discussions referred to above, we recommend to the board of directors that the consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2003 for filing with the Securities and Exchange Commission.

Submitted on June 26, 2003 by the members of the audit committee of the Company’s board of directors.

Audit Committee

Lawrence L. Hood

Larry A. Culver

Director Compensation

During Fiscal 2003, the directors of Tully’s received no cash compensation for serving on the board of directors. Under the former director compensation policy that was in effect during this time until June 30, 2002, each director received a grant of non-qualified options under the Company’s 1994 Common Stock Option Plan to purchase 500 shares and 250 shares of Tully’s common stock, respectively, for each board meeting and board committee meeting that the director attended. In accordance with this policy, the members of the board received options to purchase an aggregate of 17,500 in shares Fiscal 2003 for meetings prior to June 30, 2002. The board suspended this policy as of June 30, 2002 while the board’s governance and nominating committee evaluated the appropriate level of compensation to attract and retain qualified directors. On June 19, 2003, the board approved grants of 3,000 shares to each director, excluding Messrs. O’Keefe and Gioia, (in the aggregate 15,000 shares), as compensation for board and board committee participation from July 1, 2002 through March 30, 2003. Each option had an exercise price of $0.01 per share, a term of ten years and was fully vested upon grant.

On June 19, 2003 the board’s governance and nominating committee presented its recommendations to the board of directors. After evaluating and discussing the recommendations, the board of directors approved a new compensation policy for the board of directors, effective as of the beginning of Fiscal 2004. The new compensation policy has the following elements:

•	Non-employee directors shall receive cash compensation consisting of an annual cash payment of $5,000 (paid after the year is completed), plus a per-meeting cash fee of $400 per board meeting and $250 per committee meeting. Total cash compensation will not exceed $10,000 per year for any director.

•	Non-employee directors shall each receive an annual grant of nonqualified options to purchase 10,000 shares of common stock (plus 2,000 additional shares for the chairs of the Audit, Compensation and Governance and Nominating committees). The options shall have an exercise price equal to the value of the stock at the beginning of the fiscal year and a term of ten years. A director’s annual stock option grant will be cancelled if the director does not attend at least 75% of the board and committee meetings of record for the year, but otherwise will fully vest upon completion of the fiscal year.

•	Compensation amounts are generally subject to prorating for directors serving part of the fiscal year.

Directors are reimbursed for reasonable expenses incurred in attending board and committee meetings.

VOTE REQUIRED AND BOARD RECOMMENDATION

The nominees for election as directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF

EACH NAMED NOMINEE IN PROPOSAL 1.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of Tully’s common stock, Series A Stock and Series B Stock as of January 31, 2004, by: (i) each director; (ii) the chief executive and chief financing officers of the Company (the “Named Executive Officers”); (iii) all executive officers and directors of the Company as a group; and (iv) all shareholders known by the Company to be beneficial owners of more than five percent of its voting securities:

	Common Stock			Series A Preferred			Series B Preferred
	Beneficial Ownership(1)		Percent Of Total	Beneficial Ownership(1)		Percent Of Total	Beneficial Ownership(1)	Percent Of Total
Tom T. O’Keefe	5,648,906	(2)	32.6%	-0-		—	-0-	—
Estate of Keith McCaw	5,203,885	(3)	24.1%	3,200,000	(4)	19.3%	-0-	—
George Hubman	2,034,661	(5)	11.5%	200,000		1.3%	-0-	—
Marc Evanger	478,554	(6)	2.8%	10,000		*	-0-	—
Anthony J. Gioia	333,332	(7)	2.0%	—		—	-0-	—
Lawrence L. Hood	234,649	(8)	1.4%	10,000		*	40,000	*
Larry A. Culver	85,250	(9)	*	40,000		*	-0-	—
Arthur Buerk	76,229	(10)	*	—		—	-0-	—
Kristopher S. Galvin	74,999	(11)	*	—		—	-0-	—
Executive officers and directors as a group (8 persons)	8,966,580		45.8%	260,000		1.7%	40,000	*	%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally requires that the shareholder have voting or investment power with respect to the securities in question. Shares of common stock issuable upon exercise or conversion of options, warrants or Series A and Series B Stock that are exercisable or convertible within 60 days of January 31, 2004, are deemed to be beneficially owned by the holder of such securities but are not outstanding for the purpose of computing the percentage ownership of any other shareholder. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each shareholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby. As of January 31, 2004, the Company had 16,469,187 shares of Common Stock, 15,378,264 shares of Series A Convertible Preferred Stock, and 4,990,709 shares of Series B Convertible Preferred Stock issued and outstanding.

(2)	Includes 1,692,467 shares of common stock subject to currently exercisable purchase options granted by Mr. O’Keefe to employees and third parties, 42,500 shares of common stock held by the O’Keefe Children’s Trust, and an aggregate of 839,517 shares of common stock that Mr. O’Keefe has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2004.

(3)	Includes an aggregate of 1,960,550 shares of common stock that the estate of Mr. McCaw has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2004 and 3,200,000 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock owned of issuable to the estate or its affiliates. See Note (4).

(4)	Assumes the conversion of a promissory note held by an affiliate of the estate of Mr. McCaw into 1,200,000 shares of Series A Convertible Preferred Stock.

(5)	Includes an aggregate of 961,641 shares of common stock that Mr. Hubman has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2004 and common stock issuable upon conversion of 200,000 shares of Series A Convertible Preferred Stock.

(6)	Includes an aggregate of 463,704 shares of common stock that Mr. Evanger has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2004 and common stock issuable upon conversion of 10,000 shares of Series A Convertible Preferred Stock.

(7)	Includes 333,332 shares of common stock that Mr. Gioia has the right to acquire pursuant to options exercisable within 60 days of January 31, 2004.

(8)	Includes an aggregate of 234,649 shares of common stock that Mr. Hood has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2004. Also includes 10,000 Series A Convertible Preferred Stock. Additionally, includes common stock issuable upon conversion of 40,000 shares of Series B Convertible Preferred Stock owned by PPC Partners LLC, a company in which Mr. Hood has a 0.96% interest.

(9)	Includes an aggregate of 37,250 shares of common stock that Mr. Culver has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2004 and common stock issuable upon conversion of 40,000 shares of Series A Convertible Preferred Stock.

(10)	Includes 73,229 shares of common stock beneficially owned by Buerk, Craig, Victor LLC, a company in which Mr. Buerk has a 20% ownership interest, and 3,000 shares of common stock that Mr. Buerk has the right to acquire pursuant to options exercisable within 60 days of January 31, 2004.

(11)	Includes 74,999 shares of common stock that Mr. Galvin has the right to acquire pursuant to options exercisable within 60 days of January 31, 2004.

Executive Compensation

The following table discloses compensation awarded or paid to, or earned by the Named Executive Officers during Fiscal 2003. No other executive officer received salary and bonus that exceeded $100,000 during Fiscal 2003.

SUMMARY COMPENSATION TABLE

	Fiscal Year	Annual Compensation		Long-Term Compensation Awards Securities Underlying Options(#)	All Other Compensation
Name and Principal Positions		Salary(1)	Bonus
Anthony J. Gioia	2003	$229,029	—	1,000,000	$23,846
Chief Executive Officer and President(2)

Kristopher S. Galvin	2003	$155,850	$10,000	225,000	—
Chief Financial Officer, Vice President and Secretary(3)	2002	$11,538	—	—	—

Marc Evanger	2003	$59,190	—	1,750	—
Interim President and Chief Executive	2002	$192,885	—	7,250	—
Officer(4)	2001	$52,000	—	3,500	—

(1)	Salary amounts include deferred compensation and cash car allowances.

(2)	Mr. Gioia began his employment with the Company on May 13, 2002. Other compensation includes moving allowances of $23,846.

(3)	Mr. Galvin began his employment with the Company on February 25, 2002. In May 2003, the board of directors approved a discretionary bonus of $10,000 for performance in Fiscal 2003, which was paid to Mr. Galvin in May 2003.

(4)	Mr. Evanger served as interim president and chief executive officer of the Company for the period from July 14, 2001 through May 2002.

In January 2003, Mr. Gioia, Mr. Galvin, three other members of Company management, and the Company’s Chairman, Mr. O’Keefe, offered to defer receipt of a portion of their cash compensation until the Company achieved certain financial objectives. The board of directors approved the Executive Compensation Deferral Plan in February 2003. Under the Executive Compensation Deferral Plan, the deferred compensation is withheld from the pay of the participant and will be paid only in the following circumstances: (1) achievement of certain operating performance and financing objectives, (2) change in control of the Company, or (3) as approved by the board of directors or its compensation committee. The deferred amounts are not funded and are a liability of the Company. If a participant resigns or is terminated for cause, all deferred amounts are forfeited by the participant.

Option Grants in Fiscal 2003

The following table provides information relating to stock options awarded to the Named Executive Officers during Fiscal 2003:

Name	Number of Securities Underlying Options Granted (# of Shares)	% of Total Options Granted to Employees in Fiscal 2003	Exercise Price ($/Sh)		Expiration Date		Grant Date Present Value(1)
Anthony J. Gioia	1,000,000	69.9%	Various	(2)	5/13/2012		$219,410
Kristopher S. Galvin	225,000	15.7%	Various	(3)	6/10/2012		$49,068
Marc Evanger	1,750	0.1%	$0.01	(4)	Various	(4)	$549

(1)	The present value of the stock options was estimated on their date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: (a) risk-free interest rate of 4.2%; and (b) expected life of 10 years.

(2)	Mr. Gioia’s exercise prices are as follows: 450,000 shares at $0.01 per share, 350,000 shares at $1.78 per share, 200,000 shares at $2.50 per share. The fair market value at the date of grant was $0.32 per share.

(3)	Mr. Galvin’s exercise prices are as follows: 100,000 shares at $0.01 per share, 75,000 shares at $1.78 per share, 50,000 shares at $2.50 per share. The fair market value at the date of grant was $0.32 per share.

(4)	The fair market value at date of grant was $0.32 per share. The options expire between May 23, 2012 and June 19, 2012.

Aggregated Option Values as of Fiscal Year-End 2003

The following table provides information regarding the aggregate number of options exercised during Fiscal 2003 by the Named Executive Officers and the number of shares subject to both exercisable and unexercisable stock options as of March 30, 2003.

Aggregated Option Exercises in Fiscal Year 2003

and 2003 Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at End of Fiscal Year 2003			Value of Unexercised In- The-Money Options at End of Fiscal Year 2003(1)
			Exercisable		Unexercisable	Exercisable	Unexercisable
Anthony J. Gioia	—	—	—		1,000,000	$—	$135,000
Kristopher S. Galvin	—	—	—		225,000	$—	$30,000
Marc Evanger	—	—	413,750	(2)	—	$64,650	$—

(1)	The stock options were granted with exercise prices ranging from $0.01 to $2.50 per share. The value was determined using a fair market value of $0.31 per share as compared to the exercise price at grant.

(2)	Includes options to purchase 201,500 shares of common stock granted by the Company’s chairman, Tom T. O’Keefe, under the Founder’s Stock Option Plan (See Note 20 of the Notes to the Consolidated Financial Statements included in the Annual Report to shareholders accompanying this proxy statement).

Compensation Committee Interlocks and Insider Participation

During Fiscal 2003, management compensation issues generally were reviewed and approved by the compensation committee, which was composed of Messrs. Evanger, Hubman and Buerk (Mr. Buerk was appointed to the compensation committee in November 2002 following the September 2002 retirement of Mr. Graham Anderson from the board of directors), all of whom are non-employee directors. During Fiscal 2003, no executive officer of the Company served on the board of directors or compensation committee of another entity that had an executive officer serve on Tully’s board or its compensation committee.

On November 1, 2002, the Company entered into a borrowing arrangement with Kent Central LLC (“KCL”) that is secured by substantially all of the Company’s assets (the “KCL Credit Line”). In connection with the KCL Credit Line, warrants to purchase shares of common stock were issued to the guarantors of the KCL Credit Line, including Messrs. Hubman and Evanger, in Fiscal 2003, and the Company is obligated to issue additional warrants as compensation to the Guarantors. In Fiscal 2003, the Company issued warrants to purchase 6,172 shares of common stock to Mr. Evanger and 37,032 shares of common stock to Mr. Hubman. (See Note 13 of the Notes to the Consolidated Financial Statements included in the Annual Report to shareholders accompanying this proxy statement).

Employment Agreements and Compensatory Arrangements

Effective May 13, 2002, the Company entered into an employment agreement with Mr. Gioia. Under the employment agreement, Mr. Gioia receives an annual base salary of $250,000 during the first twelve months of the agreement. The employment agreement provides that Mr. Gioia’s annual base salary is subject to annual review by the board of directors, and will be increased by a minimum of ten percent for the second and third years the agreement is in effect. Mr. Gioia and the compensation committee are in discussion with respect to Mr. Gioia’s compensation for the second year of his employment, and he is being paid at the first year salary level. For Fiscal 2003, Mr. Gioia did not receive a performance bonus. For Fiscal 2004 and subsequent fiscal years, the amount of Mr. Gioia’s bonus will be based on his then-current annual base salary and the Company’s earnings before interest, taxes, depreciation and amortization, as defined in the agreement. Mr. Gioia receives an automobile allowance of $750 per month. In connection with Mr. Gioia’s relocation to Seattle, Mr. Gioia received an interest-free loan of $100,000 from the Company, which was repaid in full in December 2002. Mr. Gioia also is entitled to all benefits offered generally to the Company’s employees. Since February 2003, ten percent of Mr. Gioia’s salary has been deferred from payment under the Executive Compensation Deferral Plan.

Mr. Gioia’s employment agreement is terminable by either party in specified circumstances. If Mr. Gioia’s employment is terminated by Tully’s without cause or by Mr. Gioia for good reason (as such terms are defined in the agreement) during the twelve month period ending May 13, 2004, then Mr. Gioia will be entitled to receive his second year base salary for an additional fifteen months following the termination date and accelerated vesting with respect to options to purchase 300,000 shares of common stock. If Mr. Gioia’s employment is terminated after May 13, 2004 by Tully’s without cause or by Mr. Gioia for good reason, then he will be entitled to his then-current base salary for an additional eighteen months following the termination date and ratable vesting of options to purchase 150,000 shares of common stock. In the event of Mr. Gioia’s termination as a result of a change in control (as defined in the agreement), all of Mr. Gioia’s unvested stock options will immediately become fully vested and he will be entitled to receive a lump sum payment equal to eighteen months of severance pay equal to the total annualized cash compensation (base salary plus bonus) for the prior year.

Effective June 21, 2002, the Company entered into an employment arrangement with Mr. Galvin. Under the employment arrangement, Mr. Galvin receives an annual base salary of $150,000, subject to annual review and adjustment by the board of directors. Since February 2003, ten percent of Mr. Galvin’s salary has been deferred from payment under the Executive Compensation Deferral Plan. Mr. Galvin also is entitled to an annual cash performance bonus, subject to the discretion of the board of directors. For Fiscal 2003, the board of directors approved a bonus of $10,000, which was paid to Mr. Galvin in May 2003. For Fiscal 2004 and subsequent fiscal years, the amount of Mr. Galvin’s bonus, if any, will be based on his then-current annual base salary and the Company’s earnings before interest, taxes, depreciation and amortization. Mr. Galvin receives an automobile allowance of $600 per month. Mr. Galvin also is entitled to all benefits offered generally to the Company’s employees. Mr. Galvin’s employment agreement is generally terminable by either party on 30 days written notice. If Mr. Galvin’s employment is terminated by Tully’s without cause, then Mr. Galvin will be entitled to receive his base salary for an additional six months following the termination date.

Under the provisions of the Company’s stock option plan, vesting and exercise of employee stock options, including those of the executive officers, accelerate in the event of certain change of control events.

Report of the Compensation Committee on Executive Compensation

Executive Compensation Philosophy

The compensation committee of the board of directors was composed of outside directors during Fiscal 2003, consisting of Messrs. Evanger, Hubman and Buerk (Mr. Buerk was appointed to the compensation committee in November 2002 following the September 2002 retirement of Mr. Graham Anderson from the board of directors.) The compensation committee is responsible for evaluating compensation levels and compensation programs for Company executives and for making recommendations to the board regarding appropriate compensation awards for executive management.

The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to enhance long-term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The compensation committee’s philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that create incentives for and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives. While the components of compensation described below are discussed separately, the board and the compensation committee take into account the full compensation package provided by the Company to its executive officers.

Executive Compensation Components

Base Salary.    Recommendations for base salaries for executive officers are made at levels believed by the compensation committee to be sufficient to attract and retain qualified executive officers based upon the requirements and resources of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices, and the performance and financial condition of the Company as a whole.

Incentive Bonus.    The compensation committee believes that a portion of the total cash compensation for executive officers should be based on the Company’s success in meeting its short-term performance objectives and contributions by the executive officers that enable the Company to meet its long-term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of the Company, and places a portion of each executive officer’s annual compensation at risk. In Fiscal 2003, the incentive compensation for the Chief Executive Officer and Chief Financial Officer were dependent upon the Company achieving a targeted level of operating results. The incentive bonus for Fiscal 2003 did not provide for any payment of the incentive bonus unless 100% of this target was achieved. This target was not achieved and therefore no incentive bonus was paid to the Chief Executive Officer and Chief Financial Officer for Fiscal 2003. The board of directors of the Company approved a Fiscal 2003 discretionary bonus of $10,000 for Mr. Galvin that was paid in May 2003.

Stock Options.    The compensation committee believes that periodic grants of stock options are a key component of the Company’s executive compensation program. Stock options are awarded by the board of directors to executive officers based on the executive’s responsibilities, and his or her actual historical contributions and anticipated future contributions to the attainment of the Company’s strategic goals. These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders.

Recruitment and Retention.    It is the philosophy of the compensation committee to recruit qualified senior executives and then to retain them for continuing service from year to year, so that the Company will receive the benefits from management stability and from more consistent year-to-year planning and execution of strategies for the benefit of the Company and its shareholders. The compensation committee believes that these goals are facilitated through written terms of employment with senior executives, setting forth the key elements of compensation, and including severance pay provisions in those terms of employment. Accordingly, during Fiscal 2003 the compensation committee negotiated and approved the employment agreement with Mr. Gioia, and approved the employment arrangement for Mr. Galvin.

Chief Executive Officer Compensation.    In establishing the Chief Executive Officer’s compensation package, the Committee pursued the objectives discussed above. The Committee believes that Mr. Gioia’s compensation is in line with the Company’s compensation strategy, considering the individual performance of the Chief Executive Officer and the cash resources and needs of the Company.

Internal Revenue Code Section 162(m)

The compensation committee also considers the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Office and the other senior executive officers, other than compensation that is performance-based under a plan that is approved by the shareholders of the corporation and that meets certain other technical requirements. Based on these requirements, the compensation committee has determined that Section 162(m) will not prevent the Company from receiving a tax deduction for any of the compensation paid to executive officers. At the present time, our executive officer compensation levels do not exceed $1 million. If the individual cash compensation of any executive officer should ever approach the $1 million level, the compensation committee will consider what actions might be required.

Compensation Committee

Marc Evanger, Chairman

George Hubman

Arthur Buerk

Certain Relationships and Related Transactions

In November 2002, the Company entered into a new credit facility that is guaranteed, in part, by several individuals including Tom O’Keefe, the Company’s chairman, and three of its directors, Lawrence Hood, Marc Evanger, and George Hubman. In consideration for providing the guaranties, the Company has agreed to issue to the guarantors warrants to purchase shares 30.86 shares of common stock, at an exercise price of $0.05 per share for each $1,000 of debt guaranteed during a month. In January 2003, the Company issued warrants for the portion of the quarter ended December 29, 2002 that the guaranteed facility was in effect, to the guarantors as follows: O’Keefe (24,688), Hood (6,172), Evanger (6,172) and Hubman (37,032). For each of the quarters ended March 30, 2003, June 29, 2003, September 28, 2003 and December 28, 2003, the Company issued warrants for the to these director guarantors as follows: O’Keefe (37,032), Hood (9,258), Evanger (9,258) and Hubman (55,548). The Company also has agreed to indemnify the guarantors in connection with the guaranties and has granted each of them a security interest in substantially all of the Company’s assets (subordinated to the security interest of the lender).

In May 2002, pursuant to his employment agreement with the Company and in connection with his relocation to Seattle, Tony Gioia, its newly hired chief executive officer, received an interest-free loan of $100,000 from the Company. The loan was repaid in full during December 2002 pursuant to an amendment to Mr. Gioia’s employment agreement.

During Fiscal 2003, the Company paid a salary of $115,000 to Mr. O’Keefe for his services as Chairman of the Company. His salary is subject to review and adjustment by the board of directors. Since February 2003, ten percent of Mr. O’Keefe’s salary has been deferred from payment under the Executive Compensation Deferral Plan. Mr. O’Keefe also is entitled to all benefits offered generally to the Company’s employees.

A company affiliated with the estate of Mr. Keith McCaw (a former director of the Company) and the beneficial owner of more than 5% of the Company’s outstanding common stock is the holder of a convertible promissory note (the “Note”) in the principal amount of $3,000,000 issued by the Company in December 2000. At any time prior to the earlier of January 2, 2005, or repayment of the Note, the Note is convertible into the Company’s Series A Preferred Stock or, in the event that all shares of Series A Preferred Stock have been converted prior to such date, then into the Company’s common stock. The conversion rate is the lesser of $2.50 per share or the price per share of the most recent offering price, public or private, of the Company’s common stock. On each January 1st until the Note is repaid, the Company will issue, in lieu of interest thereon, warrants to purchase 8,000 shares or common stock for each $100,000 of principal outstanding under the Note. The warrants have an exercise price of $0.01 and are exercisable for ten years from the issuance dates thereof. In each of January 2001, January 2002, January 2003 and January 2004 the Company granted warrants to purchase 240,000 shares of common stock in accordance with the terms of the Note.

2.    PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The audit committee of the board of directors has selected, (and the board of directors has ratified) the appointment of Moss Adams LLP as independent accountants of the Company for the fiscal year ending March 28, 2004. The board of directors has further directed that the selection of such independent accountants be submitted for advisory ratification by the shareholders at the Annual Meeting. Moss Adams LLP has audited the Company’s financial statements since being appointed for the audit of the financial statements for Fiscal 2003. Moss Adams LLP has advised the Company that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent accountants and clients. Moss Adams LLP will have one or more representatives available at the Annual Meeting who will be available to make a statement if they so desire and to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 28, 2004.

Under the Sarbanes-Oxley Act of 2002, the independent accountants must be selected solely by the Company’s audit committee. Accordingly, the ratification vote by the shareholders is purely advisory. If the shareholders do not ratify this selection, the board of directors may ask the audit committee to reconsider its selection of Moss Adams LLP and the audit committee may continue to retain this firm or appoint new auditors. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if the audit committee determines that such a change would be in the best interests of our shareholders.

PricewaterhouseCoopers LLP served as independent accountants to the Company for the fiscal year ended March 31, 2002 (“Fiscal 2002”) and until May 5, 2003, when the Company dismissed PricewaterhouseCoopers LLP as its principal accountant. On May 8, 2003, the Company engaged Moss Adams LLP, as its principal accountant to audit the Company’s consolidated financial statements. The decision to change accountants was recommended by the audit committee of the board of directors and was approved by the board of directors of the Company. During Fiscal 2002 and the preceding year (“Fiscal 2001”) and through May 8, 2003, the Company did not consult with Moss Adams LLP regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements.

The audit reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements as of and for the years ended March 31, 2002 and April 1, 2001 did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, other than emphasis paragraphs that referred to the Company’s recent and prospective liquidity issues. During Fiscal 2002 and Fiscal 2001, and during the period April 1, 2002 through May 5, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with their reports, and there was no occurrence of any reportable event, within the meaning of Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Fees Paid to PricewaterhouseCoopers LLP

The following table shows the fees billed to the Company by PricewaterhouseCoopers LLP for Fiscal 2003 and Fiscal 2004 (through January 31, 2004):

	Fiscal 2003	Fiscal 2004
Audit Fees(1)	$213,000	$26,000
Tax Fees	18,000	11,000
Other Fees(2)	40,000	—

	$271,000	$37,000

(1)	Audit services of PricewaterhouseCoopers LLP billed for Fiscal 2003 consisted of the examination of the Fiscal 2002 consolidated financial statements of the Company and quarterly reviews of Fiscal 2003 financial statements. During Fiscal 2004, audit services consisted of fees related to services incurred in connection with the change in accountants.

(2)	Other fees include a business enterprise review performed by PricewaterhouseCoopers LLP. The audit committee has considered whether the provision of the non-audit services listed as “Other Fees” in the table above is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Fees Paid to Moss Adams LLP

The following table shows the fees billed to the Company by Moss Adams LLP in Fiscal 2004 (through January 31, 2004):

Audit Fees(1)	$127,000
Audit-Related Fees(2)	1,000
Tax Fees	18,000

$146,000

(1)	Audit services consisted of the examination of the Fiscal 2003 consolidated financial statements of the Company and quarterly reviews of Fiscal 2004 financial statements.

(2)	Audit-related fees relate to consultation regarding the accounting for a contract.

Audit Committee Preapproval Policy

The audit committee does not have a written preapproval policy. However, as a matter of practice, prior to engaging Moss Adams LLP for any services other than de minimus routine tax and accounting consultation, the Company obtains the prior approval of the audit committee.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that Tully’s directors, executive officers and greater-than-10% stockholders file reports with the Securities and Exchange Commission reporting their initial beneficial ownership of Tully’s equity securities and any subsequent changes to their respective security holdings. They also must provide Tully’s with copies of these reports. To the Company’s knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for the fiscal year ended March 30, 2003.

3.    OTHER MATTERS

OTHER BUSINESS

The board of directors does not intend to bring any other business before the meeting, and knows of no other matters to be brought before the meeting. If, however, other matters are properly presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

PROPOSALS OF SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders who wish to have proposals for action (including nominations of candidates for election to the board) at our Fiscal Year 2004 Annual Meeting of Shareholders considered for inclusion in the Company’s proxy statement and form of proxy for the Company’s Fiscal Year 2004 Annual Meeting of Shareholders pursuant to

Rule 14a-8, “Shareholder Proposals,” of the Securities and Exchange Commission, must cause their proposals to be received in writing by us at our address set forth on the first page of this Proxy Statement no later than June 30, 2004. Such proposals should be addressed to our Corporate Secretary, and may be included in next year’s proxy materials if they comply with the rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting a shareholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also June 30, 2004. Shareholders are also advised to review the Company’s Bylaws, which contain additional advance notice requirements. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in our bylaws.

The Company’s board has adopted a formal process by which stockholders may communicate with the board. Shareholders who wish to communicate with the board may send written communications addressed to the “Board of Directors” or to any of the Directors by name c/o Corporate Secretary, Kristopher S. Galvin, Tully’s Coffee Corporation, at 3100 Airport Way So. Seattle, WA 98134. The communication should indicate the name(s) of any specific director(s) for whom it is intended, or the “Board of Directors” as a whole. All communications will be compiled by the Secretary of the Company and submitted to the board or the specified directors on a periodic basis.

The Company does not have a formal policy regarding director attendance at the Annual Meeting, but the board expects that the directors who are nominated for election at the Annual Meeting will attend the Annual Meeting. Six of the seven directors of the Company attended the Fiscal 2002 Annual Meeting.

The Company currently does not have a policy with regard to the consideration of any director candidates recommended by shareholders, except that shareholder candidates should possess the professional experience and skills and personal qualities that the Company’s governance and nominating committee seeks in director candidates.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of independent accountants selected by the audit committee and ratified by our board of directors for the fiscal year ending March 28, 2004 is Moss Adams LLP. The board of directors expects that the representatives of Moss Adams LLP will be present at the meeting, will be given an opportunity to make a statement at such meeting if they desire to do so and will be available to respond to appropriate questions.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by Tully’s under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Report of the Compensation Committee on Executive Compensation,” and “Report of the Audit Committee” (to the extent permitted by the rules of the Securities and Exchange Commission), will not be deemed incorporated, unless specifically provided otherwise in such filing.

ADDITIONAL INFORMATION

The Company’s Annual Report for the fiscal year ended March 30, 2003 was first mailed to the shareholders of the Company with this proxy statement on or about March 1, 2004. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

Copies of our Annual Report on Form 10-K for the fiscal year ended March 30, 2003, as filed with the SEC, excluding exhibits, may be obtained by shareholders without charge by written request to Investor Relations, Tully’s Coffee Corporation, 3100 Airport Way South, Seattle, Washington 98134. The report, including exhibits, also may be accessed on the Internet at www.sec.gov.

Tully’s Coffee Corporation 3100 Airport Way South Seattle, WA 98134	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 25, 2004.

The shares of stock held by you will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” all nominees listed on the reverse side and “FOR” ratification of Moss Adams LLP as independent accountants of the Company. By signing the proxy, you revoke all prior proxies and appoint Anthony J. Gioia and Tom T. O’Keefe, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

In order to ensure that your vote is properly included, please complete, date and sign this proxy and return it promptly in the enclosed postage paid envelope so we can receive this prior to the meeting. Please return this proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

See reverse for voting instructions

TULLY’S COFFEE CORPORATION

ANNUAL MEETING OF THE

SHAREHOLDERS

Thursday, March 25, 2004

8:00 a.m. local time

Museum of Flight

9404 East Marginal Way South

(Parking Entrance at So. 96th Place)

TYPE:	PROXY
The Board of Directors recommends a vote FOR each of the proposals.

1.	Election of directors: 01 Tom T. O’Keefe 02 Anthony J. Gioia 03 Arthur J. Buerk	04 Larry A. Culver 05 Marc Evanger	06 Lawrence L. Hood 07 George Hubman	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instruction: To withhold authority to vote for any indicated nominee, write the number(s) of the nominees(s) in the box provided to the right.)

For Holders of Series A Convertible Preferred Stock Only: If you are a holder of Series A Convertible Preferred Stock, you may cumulate your votes for election of directors. Your cumulative votes may be determined by multiplying (i) the number of shares of Series A Convertible Preferred Stock that you own by (ii) the number of directors on which on are entitled to vote (seven) by (iii) 1.11. If you wish to cumulate your votes for one or more nominee(s), please indicate the number of votes that you wish to cast for each nominee (the number of votes cannot exceed your cumulative vote total) on the line next to each nominee’s name above.

2.	Ratification of appointment of Moss Adams LLP as independent accountants for the fiscal year ending March 28, 2004. ☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item business to another time or place for the purpose of selecting additional proxies.

Date: _________________________________________________

Signature(s) in Box

Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustee, administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy

ò  Please fold here  ò

PLEASE HELP US UPDATE OUR RECORDS. CONFIRM THE FOLLOWING INFORMATION

INCLUDED IN YOUR PROXY CARD ABOVE:

Name as it appears on my stock certificate(s) is exactly the same as shown above.

Yes  ☐                                                             No  ☐

If No, please contact me at the following number or e-mail address:

Total Number of Common, Preferred A or Preferred B shares is exactly the same as shown above.

Yes  ☐                                                             No  ☐

If No, please contact me at the following number or e-mail address:

Mailing Address as listed below is correct as shown.

Yes  ☐                                                             No  ☐

If No, New Address:

RSVP REQUESTED:
YES, I WILL BE ATTENDING THE SHAREHOLDER MEETING NO, I WILL NOT BE ATTENDING

Tully’s Coffee Corporation 3100 Airport Way South Seattle, WA 98134	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 25, 2004.

The shares of stock held by you will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” all nominees listed on the reverse side and “FOR” ratification of Moss Adams LLP as independent accountants of the Company. By signing the proxy, you revoke all prior proxies and appoint Anthony J. Gioia and Tom T. O’Keefe, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

In order to ensure that your vote is properly included, please complete, date and sign this proxy and return it promptly in the enclosed postage paid envelope so we can receive this prior to the meeting. Please return this proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

See reverse for voting instructions

TULLY’S COFFEE CORPORATION

ANNUAL MEETING OF THE

SHAREHOLDERS

Thursday, March 25, 2004

8:00 a.m. local time

Museum of Flight

9404 East Marginal Way South

(Parking Entrance at So. 96th Place)

TYPE:	PROXY
The Board of Directors recommends a vote FOR each of the proposals.

1.	Election of directors: 01 Tom T. O’Keefe 02 Anthony J. Gioia 03 Arthur J. Buerk	04 Larry A. Culver 05 Marc Evanger	06 Lawrence L. Hood 07 George Hubman	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instruction: To withhold authority to vote for any indicated nominee, write the number(s) of the nominees(s) in the box provided to the right.)

2.

Ratification of appointment of Moss Adams LLP as

independent accountants for the fiscal year ending March 28, 2004                ☐ FOR                        ☐ AGAINST                            ☐ ABSTAIN

In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item business to another time or place for, the purpose of selecting additional proxies.

Date: _________________________________________________

Signature(s) in Box

Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustee, administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy

ò  Please fold here  ò

PLEASE HELP US UPDATE OUR RECORDS. CONFIRM THE FOLLOWING INFORMATION

INCLUDED IN YOUR PROXY CARD ABOVE:

Name as it appears on my stock certificate(s) is exactly the same as shown above.

Yes  ☐                                                             No  ☐

If No, please contact me at the following number or e-mail address:

Total Number of Common, A or B shares is exactly the same as shown above.

Yes  ☐                                                             No  ☐

If No, please contact me at the following number or e-mail address:

Mailing Address as listed below is correct as shown.

Yes  ☐                                                             No  ☐

If No, New Address:

RSVP REQUESTED:
YES, I WILL BE ATTENDING THE SHAREHOLDER MEETING NO, I WILL NOT BE ATTENDING